UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 22, 2007

CARREKER CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	0-24201	75-1622836
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

4055 VALLEY VIEW LANE
DALLAS, TEXAS		75244
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 458-1981

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.01	Completion of Acquisition or Disposition of Assets

Item 2.05	Costs Associated with Exit or Disposal Activities

Item 9.01	Financial Statements and Exhibits

SIGNATURE

Item 2.01                             Completion of Acquisition or Disposition of Assets

On January 22, 2007, we completed the transfer of our entire interest in Carretek LLC, a Delaware limited liability company and majority-owned subsidiary of Carreker Corporation (“Carreker”).  Carretek LLC is the primary entity involved in a joint venture between us and Mastek Limited (“Mastek”), an Indian company engaged in software development and information technology outsourcing services. The Carretek joint venture was formed in 2003 for the purpose of jointly developing offshore outsourcing business opportunities to the US commercial banking industry, pursuant to an Alliance Agreement dated April 10, 2003 between us and Mastek (as subsequently amended, the “Amended Alliance Agreement”).  Carretek LLC is the US-based organization responsible for management oversight and sales and marketing activities for the joint venture.  Another entity formed for purposes of the joint venture is Mastek Carreker Private Limited (“Mastek Carreker Pvt.”), a private limited company incorporated in India in which we hold a minority interest. Mastek Carreker Pvt. was intended to own and manage the India-based assets and operations once the business achieved certain performance milestones.  Because such milestones have not been reached, Mastek Carreker Pvt currently is inactive and has minimal assets.  To date, all India-based operations have been conducted by Mastek under subcontract with Carretek LLC.

Carreker and Mastek have jointly determined to terminate the joint venture. In accordance with the exit provisions of the Amended Alliance Agreement, Mastek acquired our 51% ownership interest in Carretek LLC at no cost as our net book value in such ownership interest was zero.  Mastek will be responsible for continuing the existing India-based operations to fulfill the contractual obligations of the Carretek business. Our interest in Mastek Carreker Pvt. will be also be transferred to Mastek at minimal cost at a later date, upon satisfaction of Indian regulatory requirements. We also agreed with Mastek to eliminate future sharing of gross profits or losses associated with existing Carretek customer contracts, which sharing would otherwise have been required under the Amended Alliance Agreement.

As part of the exit provisions of the Amended Alliance Agreement, if Mastek enters into a contract for outsourcing services within one year after the transfer with an active prospect then Carreker will receive 3% of all revenues derived from these contracts for a three year period.  We have determined Carreker will not have significant continuing involvement nor will these contingent future cash flows be significant; therefore, the classification of the disposition of Carretek LLC as a discontinued operation is appropriate.

Item 2.05               Costs Associated with Exit or Disposal Activities

In connection with the transfer of assets described in Item 2.01 above, Carretek LLC will incur a charge for severance associated with the termination of its chief executive officer and another employee and other professional services equal to $364,000.  Such charge will be incurred in the quarter ended January 31, 2007.

Item 9.01               Financial Statements and Exhibits.

(d)           Pro Forma Financial Information

Carreker Corporation
Report Regarding Pro Forma
Condensed Consolidated Financial Statements
(Unaudited)

On January 22, 2007, as described in Items 2.01 and 2.05 above, Carreker completed the transfer of its entire interest in Carretek LLC.  Carreker anticipates that no gain or loss on the transfer will be realized.  In connection with this business disposition, Carreker terminated two employees under severance arrangements.  Charges related to the severance and other related professional services are estimated to be approximately $364,000 (Carreker’s 51% share is $186,000) and such charges will be recorded in the three months ended January 31, 2007.

The accompanying unaudited pro forma condensed consolidated balance sheet gives effect to the business disposition as if it had occurred on October 31, 2006, including the transfer of related assets and the transfer of related liabilities to Mastek.  The pro forma balance sheet also reflects nonrecurring charges attributed directly to the transaction, including an accrual of severance costs and professional fees related to the disposition of the business.  The unaudited pro forma condensed consolidated statements of operations for the nine months ended October 31, 2006 and for the years ended January 31, 2006, 2005 and 2004 present results of operations as if the business disposition had occurred on February 1st of each respective year.  The pro forma condensed consolidated statements of operations do not include the severance charges and professional fees related to the disposition of the business.

Pro forma adjustments include the following:

1.               The pro forma condensed consolidated balance sheet includes adjustments reflecting the transfer of assets to and the assumption of liabilities by Mastek as of October 31, 2006 pursuant to the Amended Alliance Agreement.  No loss on the transfer of these assets and assumption of liabilities is anticipated.  The pro forma condensed consolidated balance sheet also includes adjustments reflecting the accrual of $186,000 (Carreker’s share is 51% of a total of $364,000) of severance charges and estimated professional fees directly attributable to the transaction.

2.               The pro forma condensed consolidated statements of operations include adjustments which reflect the elimination of revenues and costs associated with the discontinued operations.  Nonrecurring charges, including severance charges and professional fees are not included in the pro forma statements of operations.  Such charges will be recorded in our three month period ended January 31, 2007.

The pro forma adjustments are based upon historical information and certain assumptions that management deems appropriate.  The unaudited pro forma condensed consolidated financial data presented herein are not necessarily indicative of the results Carreker would have obtained had such events occurred at the dates indicated above or of our future results.

CARREKER CORPORATION
Pro Forma Condensed Consolidated Balance Sheet
October 31, 2006
(Unaudited)
(In thousands, except per share amounts)

	As Reported	Pro Forma Adjustments		Pro Forma
ASSETS
Current assets
Cash and cash equivalents	$24,248	$(151	)(a)	$24,097
Marketable securities	12,965	—		12,965
Accounts receivable, net of allowance of $695 at October 31, 2006	15,111	(171	)(a)	14,940
Prepaid expenses and other current assets	2,366	(9	)(a)	2,357
Total current assets	54,690	(331)		54,359

Property and equipment, net of accumulated depreciation of $25,037 at October 31, 2006	6,363	(186	)(a)	6,177
Capitalized software costs, net of accumulated amortization of $14,742 at October 31, 2006	3,214	—		3,214
Acquired developed technology, net of accumulated amortization of $23,600 at October 31, 2006	2,100	—		2,100
Goodwill, net of accumulated amortization of $3,405 at October 31, 2006	20,765	—		20,765
Customer relationships, net of accumulated amortization of $7,583 at October 31, 2006	817	—		817
Deferred loan costs, net of accumulated amortization of $1,707 at October 31, 2006	—	—		—
Other assets	584	(5	)(a)	579
Total assets	$88,533	$(522)		$88,011

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities
Accounts payable	$1,206	(1	)(a)	$1,205
Accrued compensation and benefits	6,543	186	(b)	6,729
Other accrued expenses	4,157	(477	)(a)	3,680
Income tax payable	84	—		84
Deferred revenue	17,862	(44	)(a)	17,818
Accrued merger and restructuring costs	212	—		212
Total current liabilities	30,064	(336)		29,728

Commitments and Contingencies

Stockholders’ equity
Preferred stock, $.01 par value: 2,000 shares authorized; no shares issued or outstanding	—	—		—
Common stock, $.01 par value: 100,000 shares authorized; 25,611 shares issued at October 31, 2006	256	—		256
Additional paid-in capital	114,611	—		114,611
Accumulated deficit	(53,010)	(186	)(b)	(53,196)
Less treasury stock, at cost: 664 common shares at October 31, 2006	(3,388)	—		(3,388)
Total stockholders’ equity	58,469	(186)		58,283
Total liabilities and stockholders’ equity	$88,533	$(522)		$88,011

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

CARREKER CORPORATION
Pro Forma Condensed Consolidated Statement of Operations
Nine Months Ended October 31, 2006
(Unaudited)
(In thousands, except per share amounts)

	As Reported	Pro Forma Adjustments		Pro Forma
Revenues:
Consulting	$24,336	$—		$24,336
Software license	10,914	—		10,914
Software maintenance	32,849	—		32,849
Software implementation and other services	12,260	—		12,260
Outsourcing services	1,551	(1,551	)(c)	—
Out-of-pocket expense reimbursements	2,413	—		2,413
Total revenues	84,323	(1,551)		82,772

Cost of revenues:
Consulting	14,824	—		14,824
Software license	5,710	—		5,710
Software maintenance	9,515	—		9,515
Software implementation and other services	9,181	—		9,181
Outsourcing services	1,404	(1,404	)(c)	—
Out-of-pocket expenses	2,508	—		2,508
Total cost of revenues	43,142	(1,404)		41,738
Gross profit	41,181	(147)		41,034

Operating costs and expenses:
Selling, general and administrative	33,290	(1,121	)(c)	32,169
Research and development	7,177	—		7,177
Amortization of customer relationships	1,050	—		1,050
Restructuring and other charges	—	—		—
Total operating costs and expenses	41,517	(1,121)		40,396
Income (loss) from operations	(336)	974		638

Other income (expense):
Interest income	1,070	—		1,070
Interest expense	(211)	—		(211)
Other income	649	(477	)(c)	172
Total other income (expense), net	1,508	(477)		1,031
Income before provision for income taxes	1,172	497		1,669
Provision for income taxes	334	—		334
Income from continuing operations	838	497		1,335
Loss from discontinued operations	—	(497	)(c)	(497)
Net income	$838	$—		$838

Basic income (loss) per share:
Continuing operations	$0.03			$0.06
Discontinued operations	—			(0.02)
Net income	$0.03			$0.03 *

Diluted income (loss) per share:
Continuing operations	$0.03			$0.05
Discontinued operations	—			(0.02)
Net income	$0.03			$0.03

Shares used in computing basic earnings (loss) per share	24,029			24,029
Shares used in computing diluted earnings (loss) per share	24,456			24,456

*                    Figures do not add due to rounding.

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

CARREKER CORPORATION
Pro Forma Condensed Consolidated Statement of Operations
Year Ended January 31, 2006
(Unaudited)
(In thousands, except per share amounts)

	As Reported	Pro Forma Adjustments		Pro Forma
Revenues:
Consulting	$33,244	$—		$33,244
Software license	18,277	—		18,277
Software maintenance	42,442	—		42,442
Software implementation and other services	18,457	—		18,457
Outsourcing services	1,038	(1,038	)(c)	—
Out-of-pocket expense reimbursements	3,126	—		3,126
Total revenues	116,584	(1,038)		115,546

Cost of revenues:
Consulting	17,186	—		17,186
Software license	7,962	—		7,962
Software maintenance	14,209	—		14,209
Software implementation and other services	13,334	—		13,334
Outsourcing services	1,914	(1,914	)(c)	—
Out-of-pocket expenses	3,103	—		3,103
Total cost of revenues	57,708	(1,914)		55,794
Gross profit	58,876	876		59,752

Operating costs and expenses:
Selling, general and administrative	45,527	(1,206	)(c)	44,321
Research and development	9,617	—		9,617
Amortization of customer relationships	1,400	—		1,400
Restructuring and other charges	918	—		918
Total operating costs and expenses	57,462	(1,206)		56,256
Income (loss) from operations	1,414	2,082		3,496

Other income (expense):
Interest income	716	—		716
Interest expense	(440)	—		(440)
Other income	814	(1,021	)(c)	(207)
Total other income (expense), net	1,090	(1,021)		69
Income before provision for income taxes	2,504	1,061		3,565
Provision for income taxes	435	—		435
Income from continuing operations	2,069	1,061		3,130
Loss from discontinued operations	—	(1,061)		(1,061)
Net income	$2,069	$—		$2,069

Basic income (loss) per share:
Continuing operations	$0.09			$0.13
Discontinued operations	—			(0.04)
Net income	$0.09			$0.09

Diluted income (loss) per share:
Continuing operations	$0.08			$0.13
Discontinued operations	—			(0.04)
Net income	$0.08			$0.08 *

Shares used in computing basic earnings (loss) per share	24,092			24,092
Shares used in computing diluted earnings (loss) per share	24,478			24,478

*                    Figures do not add due to rounding.

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

CARREKER CORPORATION
Pro Forma Condensed Consolidated Statement of Operations
Year Ended January 31, 2005
(Unaudited)
(In thousands, except per share amounts)

	As Reported	Pro Forma Adjustments		Pro Forma
Revenues:
Consulting	$37,193	$—		$37,193
Software license	20,429	—		20,429
Software maintenance	43,293	—		43,293
Software implementation and other services	14,799	—		14,799
Outsourcing services	139	(139	)(c)	—
Out-of-pocket expense reimbursements	3,038	—		3,038
Total revenues	118,891	(139)		118,752

Cost of revenues:
Consulting	18,989	—		18,989
Software license	7,960	—		7,960
Software maintenance	14,771	—		14,771
Software implementation and other services	14,747	—		14,747
Outsourcing services	616	(616	)(c)	—
Out-of-pocket expenses	3,087	—		3,087
Total cost of revenues	60,170	(616)		59,554
Gross profit	58,721	477		59,198

Operating costs and expenses:
Selling, general and administrative	46,524	(1,121	)(c)	45,403
Research and development	8,644	—		8,644
Amortization of customer relationships	1,400	—		1,400
Restructuring and other charges	3,682	(26	)(c)	3,656
Total operating costs and expenses	60,250	(1,147)		59,103
Income (loss) from operations	(1,529)	1,624		95

Other income (expense):
Interest income	306	—		306
Interest expense	(442)	—		(442)
Other income	1,037	(797	)(c)	240
Total other income (expense), net	901	(797)		104
Income (loss) before provision for income taxes	(628)	827		199
Provision for income taxes	568	—		568
Income (loss) from continuing operations	(1,196)	827		(369)
Loss from discontinued operations	—	(827	)(c)	(827)
Net income	$(1,196)	$—		$(1,196)

Basic income (loss) per share:
Continuing operations	$(0.05)			$(0.02)
Discontinued operations	—			(0.03)
Net (loss)	$(0.05)			$(0.05)

Diluted income (loss) per share:
Continuing operations	$(0.05)			$(0.02)
Discontinued operations	—			(0.03)
Net (loss)	$(0.05)			$(0.05)

Shares used in computing basic earnings (loss) per share	24,295			24,295
Shares used in computing diluted earnings (loss) per share	24,295			24,295

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

CARREKER CORPORATION
Pro Forma Condensed Consolidated Statement of Operations
Year Ended January 31, 2004
(Unaudited)
(In thousands, except per share amounts)

	As Reported	Pro Forma Adjustments		Pro Forma
Revenues:
Consulting	$34,064	$—		$34,064
Software license	27,365	—		27,365
Software maintenance	43,081	—		43,081
Software implementation and other services	18,103	—		18,103
Outsourcing services	—	—		—
Out-of-pocket expense reimbursements	4,254	—		4,254
Total revenues	126,867	—		126,867

Cost of revenues:
Consulting	20,470	—		20,470
Software license	8,020	—		8,020
Software maintenance	13,420	—		13,420
Software implementation and other services	17,901	—		17,901
Outsourcing services	—	—		—
Out-of-pocket expenses	4,335	—		4,335
Total cost of revenues	64,146	—		64,146
Gross profit	62,721	—		62,721

Operating costs and expenses:
Selling, general and administrative	49,733	(537	)(c)	49,196
Research and development	7,471	—		7,471
Amortization of customer relationships	1,400	—		1,400
Restructuring and other charges	1,901	—		1,901
Total operating costs and expenses	60,505	(537)		59,968
Income (loss) from operations	2,216	537		2,753

Other income (expense):
Interest income	266	—		266
Interest expense	(1,218)	—		(1,218)
Other income (expense)	601	(263	)(c)	338
Total other income (expense), net	(351)	(263)		(614)
Income before provision for income taxes	1,865	274		2,139
Provision for income taxes	200	—		200
Income from continuing operations	1,665	274		1,939
Loss from discontinued operations	—	(274)		(274)
Net income	$1,665	$—		$1,665

Basic income (loss) per share:
Continuing operations	$0.07			$0.08
Discontinued operations	—			(0.01)
Net income	$0.07			$0.07

Diluted income (loss) per share:
Continuing operations	$0.07			$0.08
Discontinued operations	—			(0.01)
Net income	$0.07			$0.07

Shares used in computing basic earnings (loss) per share	23,736			23,736
Shares used in computing diluted earnings (loss) per share	24,384			24,384

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

Carreker Corporation
Notes to Pro Forma Condensed Consolidated Financial Statements
(unaudited)

Note (a)

This adjustment reflects the transfer of the assets to and the assumption of the liabilities of Carretek LLC by Mastek as of October 31, 2006. The cash transferred has been reduced by $247,000, which represents the payment of the intercompany balance due to Carreker of $169,000 plus the book value of the 51% share of the net assets of Carretek LLC.

Note (b)

This adjustment reflects the amount of severance and other professional services directly attributable to this transaction. The total amount of these costs is $364,000 of which Carreker’s share is $186,000. These charges are not reflected in the pro forma condensed consolidated statement of operations. Such charges will be recorded in the Carreker operating results for the three months ended January 31, 2007.

Note (c)	The following adjustment reflects the elimination of revenues and costs associated with the discontinued operation (amounts in thousands):

	Nine Months Ended October 31, 2006	Year Ended January 31, 2006	Year Ended January 31, 2005	Year Ended January 31, 2004
Outsourcing Services revenue	$1,551	$1,038	$139	$—
Cost of Revenues — Outsourcing Services	(1,404)	(1,914)	(616)	—
Selling, general and administrative	(1,121)	(1,206)	(1,121)	(537)
Restructuring and other charges	—	—	(26)	—
Minority share of net loss in Carretek LLC (Other income)	477	1,021	797	263
Loss from discontinued operations	$(497)	$(1,061)	$(827)	$(274)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 24, 2007

CARREKER CORPORATION

By:	/s/ LISA K. PETERSON
Lisa K. Peterson
Executive Vice President and
Chief Financial Officer